Exhibit 10.3

Execution Copy

FOURTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

THIS FOURTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), made and entered into as of January 28, 2026, among KELLY SERVICES, INC., a Delaware corporation (the “Company” or the “Borrower”), the SUBSIDIARY GUARANTORS set forth on the signature pages hereof, the Lenders party hereto, and JPMORGAN CHASE BANK, N.A., in its capacity as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

RECITALS:

A. The Loan Parties, the Lenders and the Administrative Agent are parties to that certain Third Amended and Restated Credit Agreement dated as of December 5, 2019, as amended by a First Amendment to Third Amended and Restated Credit Agreement dated as of November 4, 2022 and as amended by a Second Amendment to Third Amended and Restated Credit Agreement dated as of November 2, 2023 (as now and hereafter amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein have the meanings assigned to them in the Credit Agreement, unless the context otherwise requires.

B. The Company has requested that the Administrative Agent and the Lenders amend and modify certain terms and provisions of the Credit Agreement, and the Administrative Agent and the Lenders have agreed to do so amend and modify the Credit Agreement, in each case upon the terms and subject to the conditions set forth in this Amendment.

NOW, THEREFORE, for good and valuable consideration, the parties hereto agree as follows:

ARTICLE I - RECITALS INCORPORATED

The parties hereto agree that the Recitals set forth herein are true and correct in all material respects and are incorporated herein by reference, and agree to undertake the actions hereinafter set forth.

ARTICLE II - AMENDMENTS

Upon the Fourth Amendment Effective Date (as defined below), the Credit Agreement shall be amended as follows:

2.1 The following definitions in Section 1.1 of the Credit Agreement are amended and restated as follows:

“Affiliate” of any Person means any other Person directly or indirectly controlling, controlled by or under common control with such Person. A Person shall be deemed to control another Person if the controlling Person owns 25% or more of any class of voting securities (or other ownership interests) of the controlled Person or possesses, directly or indirectly, the power to direct or cause the direction of the management or policies of the controlled Person, whether through ownership of stock, by contract or otherwise; provided that, prior to the consummation of the Permitted Holder Acquisition, neither the Kelly Trust nor any member of the Kelly Family shall be an “Affiliate” for purposes of this definition.

“Change in Control” means, subject to the exceptions contained in the next sentence, any Person or group of Persons (within the meaning of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended) shall after the Third Amendment Effective Date either (a) acquire beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended) in excess of 50% of the outstanding shares of voting stock of the Company or (b) obtain the power (whether or not exercised) to elect a majority of the Company’s directors. A Change in Control shall not include any acquisition of beneficial ownership (as defined above) or the power to elect a majority of the Company’s directors by (i) prior to the consummation of the Permitted Holder Acquisition, any Person who is, or group of Persons (as defined above) which includes, a member of the Kelly Family or who is or are acting for the benefit of any member of the Kelly Family, nor shall Change in Control include any change in legal title to, or any trustee of, the Kelly Trust or the admission within or to, or withdrawal from, the Kelly Trust of any beneficiary and (ii) on or after the consummation of the Permitted Holder Acquisition, any Permitted Holder.

2.2 The following definitions are added to Section 1.1 of the Credit Agreement:

“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto.

“Permitted Holders” means (a) Hunt Companies, Inc., a Delaware corporation (“Hunt”) and (b) any other entity that is directly or indirectly majority owned and Controlled by Hunt.

“Permitted Holder Acquisition” means a Permitted Holder (a) acquires from the Kelly Trust beneficial ownership in excess of 50% of the outstanding shares of voting stock of the Company or (b) obtains the power to elect a majority of the Company’s directors.

ARTICLE III - MISCELLANEOUS

3.1 Effectiveness of Amendment. At or prior to the execution of this Amendment, and as a condition precedent to the effectiveness of this Amendment, the Loan Parties shall have satisfied the following conditions and delivered or caused to be delivered to the Administrative Agent the following documents and items each dated such date (as applicable) and in form and substance satisfactory to the Administrative Agent and duly executed by all appropriate parties (as applicable) and this Amendment shall become effective as of the date specified in the first paragraph hereof when each of the following conditions is satisfied or waived (the “Fourth Amendment Effective Date”):

(a) The Loan Parties, the Required Lenders and the Administrative Agent shall have duly executed this Amendment.

(b) The Lenders and the Administrative Agent shall have received, substantially concurrently with the effectiveness hereof, all fees required to be paid, and all expenses for which invoices have been presented (including the reasonable fees and documented expenses of legal counsel to the Administrative Agent), on or before the Fourth Amendment Effective Date.

3.2 Representations; No Default. Each Loan Party hereby represents, on and as of the date hereof, and after giving effect to this Amendment, all of the representations and warranties contained in Article V of the Credit Agreement are true, correct, and complete in all material respects as of the date hereof as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date and no Default has occurred and is continuing under the Credit Agreement. Each Loan Party further represents and warrants that (a) it has the power and legal right and authority to

2

enter into this Amendment, (b) it has duly authorized as appropriate the execution and delivery of this Amendment by proper corporate action, (c) this Amendment constitutes the legal, valid and binding obligations of it enforceable against it in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally and by equitable principles affecting the availability of specific performance and other remedies, (d) neither the execution and delivery by it of this Amendment, nor the consummation of the transactions herein contemplated, nor compliance with the provisions thereof will violate any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on it or any of its Subsidiaries or its articles of incorporation, code of regulations or by-laws or, in any material respects, the provisions of any indenture, instrument or agreement to which it or any of its Subsidiaries is a party or is subject, or by which it, or its Property, is bound, or conflict with or constitute a default thereunder, or result in the creation or imposition of any Lien (other than any Lien permitted by Section 6.13) in, of or on the Property of it or a Subsidiary pursuant to the terms of any such indenture, instrument or agreement, and (e) no order, consent, approval, license, authorization, or validation of, or filing, recording or registration with, or exemption by, or other action in respect of any governmental or public body or authority, or any subdivision thereof, is required to authorize, or is required in connection with the execution, delivery and performance of, or the legality, validity, binding effect or enforceability of, this Amendment.

3.3 Affirmation; Further References. The Lenders and each Loan Party acknowledge and affirm that the Credit Agreement, including the Guaranty therein, as hereby amended, is hereby ratified and confirmed in all respects and all terms, conditions, and provisions of the Credit Agreement, except as amended by this Amendment, remain unmodified and in full force and effect. All references to the Credit Agreement in any other document or instrument to the Credit Agreement are hereby amended and refer to the Credit Agreement as amended by this Amendment. Each Loan Party hereby reaffirms all of its obligations under the Credit Agreement and other Loan Documents, as supplemented, modified and amended hereby.

3.4 Severability. Whenever possible, each provision of this Amendment and any other statement, instrument, or transaction contemplated hereby or thereby or relating hereto or thereto will be interpreted in such manner as to be effective, valid, and enforceable under the applicable law of any jurisdiction, but, if any provision of this Amendment, or any other statement, instrument, or transaction contemplated hereby or thereby or relating hereto or thereto will be held to be prohibited, invalid, or unenforceable under the applicable law, such provision will be ineffective in such jurisdiction only to the extent of such prohibition, invalidity, or unenforceability, without invalidating or rendering unenforceable the remainder of such provision or the remaining provisions of this Amendment or such other statement, instrument, or transaction in such jurisdiction, or affecting the effectiveness, validity, or enforceability of such provision in any other jurisdiction.

3.5 Successors. This Amendment is binding upon the Loan Parties, and their respective successors and assigns, and inure to the benefit of the Loan Parties, the Lenders, and to the successors and assigns of the Lenders.

3.6 Legal Expenses. Without limiting any provision of the Credit Agreement or any other Loan Documents, the Borrower agrees to pay and to save the Administrative Agent harmless for the payment of all costs and expenses arising in connection with this Amendment, including the reasonable and out-of-pocket fees of counsel to the Administrative Agent in connection with preparing this Amendment and the related documents.

3.7 Headings. The headings of various sections of this Amendment have been inserted for reference only and will not be deemed to be a part of this Amendment.

3

3.8 Counterparts; Miscellaneous. This Amendment may be executed (as applicable) in several counterparts as deemed necessary or convenient, each of which, when so executed, will be deemed an original, provided that all such counterparts will be regarded as one and the same document, and any party to this Amendment may execute any such agreement by executing a counterpart of such agreement. Among other provisions of the Credit Agreement, this Amendment is subject to Sections 15.2, 16.1, 16.2 and 16.3.

3.9 No Waiver. Nothing contained in this Amendment or in any other agreement or understanding between the parties constitutes a waiver of, or otherwise diminishes or impairs, the Lenders’ rights or remedies under the Credit Agreement or any of the other Loan Documents, or under applicable law.

[Remainder of Page Intentionally Blank]

4

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written.

KELLY SERVICES, INC.

By:	/s/ Michael Orsini
Print Name: Michael Orsini
Title: Treasurer

KELLY PROPERTIES, LLC

By:	/s/ Michael Orsini
Print Name: Michael Orsini
Title: Treasurer

KELLY OUTSOURCING AND CONSULTING GROUP AUSTRALIA, LTD., formerly known as Kelly Services (Australia), Ltd.

By:	/s/ Michael Orsini
Print Name: Michael Orsini
Title: Treasurer

KELLY SERVICES GLOBAL, LLC

By:	/s/ Michael Orsini
Print Name: Michael Orsini
Title: Treasurer

KELLY SERVICES USA, LLC

By:	/s/ Michael Orsini
Print Name: Michael Orsini
Title: Treasurer

Signature Page to Kelly Services Fourth Amendment to Third Amended and Restated Credit Agreement

MRP HOLDCO, INC.

By:	/s/ Troy Anderson
Name: Troy Anderson
Title: Vice President

MOTION RECRUITMENT PARTNERS LLC

By:	/s/ Troy Anderson
Name: Troy Anderson
Title: Vice President

Signature Page to Kelly Services Fourth Amendment to Third Amended and Restated Credit Agreement

JPMORGAN CHASE BANK, N.A., as Administrative Agent, as Swing Line Lender, as the LC Issuer and as a Lender.

By:	/s/ Kristin Jang
Print Name: Kristin Jang
Title: Authorized Officer

Signature Page to Kelly Services Fourth Amendment to Third Amended and Restated Credit Agreement

PNC BANK, NATIONAL ASSOCIATION

By:	/s/ Blake Arnett
Print Name: Blake Arnett
Title: Senior Vice President

Signature Page to Kelly Services Fourth Amendment to Third Amended and Restated Credit Agreement

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Tannah Zayed
Print Name: Tannah Zayed
Title: Assistant Vice President

Signature Page to Kelly Services Fourth Amendment to Third Amended and Restated Credit Agreement

ROYAL BANK OF CANADA

By:	/s/ Alisa Buttar
Print Name: Alisa Buttar
Title: Director, CCG Finance

Signature Page to Kelly Services Fourth Amendment to Third Amended and Restated Credit Agreement

BANK OF AMERICA, N.A.

By:	/s/ Amanda Ylvisaker
Print Name: Amanda Ylvisaker
Title: Associate

Signature Page to Kelly Services Fourth Amendment to Third Amended and Restated Credit Agreement

ING BANK N.V., DUBLIN BRANCH

By:	/s/ Rory Fitzgerald
Print Name: Rory Fitzgerald
Title: Director

By:	/s/ Rosemary Healy
Print Name: Rosemary Healy
Title: Director

Signature Page to Kelly Services Fourth Amendment to Third Amended and Restated Credit Agreement